Altaba Inc. Consolidated Schedule of Investments As of September 30, 2020 (unaudited) ($ in thousands)
Description				Shares	Fair Value $

Unaffiliated Investments:
Common Shares — 0.0%
Internet Software & Services - 0.0%
SeatGeek, Inc. (1)(2)				47,463	185
Total Common Shares (Cost — $9)					185

Fixed Income Securities		Rate % (3)	Final Maturity (4)	Principal $	Fair Value $
Money Market Funds — 42.4%
Fidelity Government Portfolio - Class I		0.03		1,752,536	1,752,536
Federated Government Obligations Fund - Premier Shares		0.04		3,500,083	3,500,083
Total Money Market Investments (Cost — $5,252,619)				5,252,619	5,252,619

	Rate Type	Rate % (5)(6)	Final Maturity	Principal $	Fair Value $
Short Term
Corporate Debt — 0.3%
Financial — 0.3%
Wells Fargo Bank	Fixed	2.60	1/15/2021	35,000	35,219
Total Corporate Debt (Cost — $34,982)				35,000	35,219

U.S. Government Debt — 57.9%
United States Treasury	Zero Coupon	0.10	1/7/2021	480,000	479,986
United States Treasury	Zero Coupon	0.10	1/14/2021	500,000	499,965
United States Treasury	Zero Coupon	0.05	10/6/2020	190,000	189,977
United States Treasury	Zero Coupon	0.05	10/8/2020	595,000	594,890
United States Treasury	Zero Coupon	0.06	10/13/2020	300,000	299,939
United States Treasury	Zero Coupon	0.07	10/15/2020	570,000	569,845
United States Treasury	Zero Coupon	0.09	10/29/2020	900,000	899,738
United States Treasury	Zero Coupon	0.09	11/5/2020	455,000	454,996
United States Treasury	Zero Coupon	0.09	11/17/2020	625,000	624,986
United States Treasury	Zero Coupon	0.09	11/19/2020	300,000	299,965
United States Treasury	Zero Coupon	0.10	12/3/2020	600,000	599,993
United States Treasury	Zero Coupon	0.09	12/10/2020	970,000	969,915
United States Treasury	Zero Coupon	0.10	12/17/2020	707,000	706,882
Total U.S. Government Debt (Cost — $7,191,143)				7,192,000	7,191,077

Total Short Term Fixed Income Securities (Cost — $7,226,125) — 58.2%				7,227,000	7,226,296

Total Unaffiliated Investments (Cost — $12,478,753)				12,479,619	12,479,100

Total Investments — 100.5%					12,479,100

Other Liabilities/Other Assets — (0.5)%					(64,737)
Net Assets Applicable to Common Shares — 100.0%					$12,414,363

(1) Non-income producing securities.
(2) Fair-value investment. Represents fair value measured in good faith under procedures approved by the Board of Directors. Holdings equal to less than 1% of the net assets of the Fund.
(3) Presented rate represents the Money Market Fund's average 7-day % yield as of September 30, 2020.
(4) Money Market Funds do not have a set maturity date.
(5) For fixed rate bonds, the rate presented is the coupon rate as of September 30, 2020.
(6) For zero coupon bonds, the rate presented is Yield as of September 30, 2020.

At September 30, 2020, the tax basis cost of the Fund's investments was $12,478,753 and the unrealized appreciation was $347.

Hierarchy of Fair Value Inputs

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing management’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table reflects the valuation level used in the consolidated schedule of investments as of September 30, 2020 for the Fund’s assets (in thousands):

	Level 1	Level 2	Level 3	Total
Unaffiliated investments:
Common shares	$-	$-	$185	$185
Money market funds	5,252,619	-	-	5,252,619
Fixed income securities:
Corporate debt - short term	-	35,219	-	35,219
U.S. government debt	-	7,191,077	-	7,191,077
Total financial assets at fair value	$5,252,619	$7,226,296	$185	$12,479,100

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value (in thousands):

	Assets

	Total Investments	Unaffiliated Investments	Investment in Controlled Affiliate
Balance as of January 1, 2020	$52,685	$185	$52,500
Purchases	-	-	-
Sales	(58,000)	-	(58,000)
Change in unrealized appreciation (depreciation)	(52,500)	-	(52,500)
Realized gain (loss)	58,000	-	58,000
Transfers out of Level 3	-	-	-
Balance as of September 30, 2020	$185	$185	$-

The fair values of Altaba’s Level 1 financial assets and liabilities are based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The fair values of Altaba’s Level 2 financial assets and liabilities are obtained using quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets in markets that are not active; and inputs other than quoted prices (e.g., interest rates and yield curves). Altaba utilizes a pricing service to assist in obtaining fair value pricing for the marketable debt securities.

Type of investment	Fair Value at September 30, 2020 (in thousands)	Valuation Technique	Unobservable Inputs
Unaffiliated investments - common shares	$185	Valuation model	Price per share	$3.90

Investments in Affiliates

 If the Fund’s holding represents ownership of 5% or more of voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The Fund had the following transactions during the period ended September 30, 2020 with affiliated companies(1):

Excalibur IP, LLC
Balance of patents held and applications pending at January 1, 2020	2,863
Change in patents held	(2,863)
Balance of patents held and applications pending at September 30, 2020	-
Fair value as of September 30, 2020(2)	$-
Change in unrealized appreciation (depreciation)(2)	$(52,500)
Distributions	$-
Net realized gain (loss)(2)	$58,000

(1) Affiliated issuer, as defined in the Investment Company Act of 1940, as amended.
(2) In thousands.